                                  EXHIBIT 24.1

                          INDEPENDENT AUDITORS' CONSENT

                                                                    EXHIBIT 24.1

                          INDEPENDENT AUDITORS' CONSENT

             CONSENT OF COOPERS & LYBRAND LLP, INDEPENDENT AUDITORS

     We consent to the references to our firm under the captions "Selected Consolidated Financial Information" and "Experts" and to the use of our report dated January 12, 1996, in the Registration Statement (Form S-1 No. 33-80453) and related Prospectus of ArthroCare Corporation, for the registration of 2,530,000 shares of its Common Stock.



                                                           COOPERS & LYBRAND LLP

San Jose, California
June 17, 1996